Exhibit 10.9

THIS NOTE AND THE MEMBERSHIP INTERESTS ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS NOTE, SUCH MEMBERSHIP INTERESTS, NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE OR SUCH MEMBERSHIP INTERESTS, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE OR SUCH MEMBERSHIP INTERESTS MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                           ONSITE VENTURES, L.L.C.
                 12% CONVERTIBLE SUBORDINATED PROMISSORY NOTE
                              AND LOAN AGREEMENT

$6,500,000.00                                              February ___, 1998
(Initial Maximum Committed Amount)                         New York, New York


          ONSITE VENTURES, L.L.C., a Delaware limited liability company (the "Company"), for value received, hereby unconditionally promises to pay to the
 -------
order of

          RSI-OSA HOLDINGS, INC., a Delaware corporation with an address at 225 Broadhollow Road, Melville, New York 11747-0983, or its permitted assigns (the "Holder"),
                                  ------

the aggregate principal amount of all unpaid loans (each, a "Loan") made
                                                             ----
from time to time by the Holder to the Company in accordance with the terms and provisions of this Convertible Subordinated Promissory Note and Loan Agreement (this "Note"), which is initially an amount not to exceed SIX
                 ----
MILLION FIVE HUNDRED THOUSAND and 00/00 DOLLARS ($6,500,000.00) and shall be adjusted as provided in Section 8(b) hereof, each such Loan being evidenced by this Note by an endorsement on the schedule attached hereto and made a part of this Note, including additional pages, if any, attached hereto (the "Schedule"), on the date (the "Maturity Date") that is twelve (12)
      --------                       -------------
years after the date (the "Effective Date") that this Note is executed and
                           --------------
delivered free and clear of any escrow conditions (as conclusively evidenced by the Schedule) or by way of acceleration, and to pay interest on the unpaid balance of the aggregate principal amount of each such Loan from and including the date of such Loan (as shown in the Schedule) to such original or accelerated maturity date at a rate per annum equal to TWELVE (12%) percent until the Conversion Date (as hereinafter defined) and equal to SEVEN (7%) percent from the Conversion Date to the Maturity Date, in each case, calculated on the basis of a 360-day year and actual number of days elapsed (but in no event in excess of the maximum rate permitted by applicable law). Subject to Section 1(c) hereof the accrued interest on each Loan shall be payable semi-annually on the day of the semi annually period coinciding with the Maturity Date of such Loan and beginning with the semi-annual period beginning with the Effective Date and continuing on the same day of each semi-annual period until the maturity of such Loan (each, an "Interest Payment Date"). In addition to and not in limitation of the
 ---------------------
foregoing, the Company further agrees to pay all expenses, including reasonable attorney's fees and legal expenses, incurred by the Holder in collecting or attempting to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise. Interest from and after the maturity of such Loan (whether as originally stated or by acceleration) shall be at the rate per annum equal to 15% per annum if such rate shall not be lawful with respect to the Company, at the highest lawful rate then in effect. Any interest not paid when due hereunder shall be added to the principal amount of this Note and shall bear interest from its due date at the applicable interest rate specified herein.

     RECITALS.

     Reference is hereby made to the limited liability company agreement among the Company and the other parties named therein dated as of November 20, 1997, as in effect on the date hereof without regard to amendments, modifications or supplements thereto on or after the date hereof (the "LLC
                                                                       ---
Agreement").  The LLC Agreement provides, inter alia, that the initial
---------                                 ----- ----
investment of the Holder shall be made by the execution and delivery of this Note which provides, inter alia, that: (a) the Holder shall have the
                     ----- ----
right to: (i) convert all, but not less than all, of the outstanding principal balance of, and accrued and unpaid interest on, all of the Loans into a membership interest in the Company equal to 58.69% (including the membership interest (equal to a 1% Percentage Membership Interest) in the Company held by the Holder on the date hereof) of the aggregate membership interests in the Company such amount being subject to adjustment from time to time to reflect the issuance of additional membership interests in the Company as more fully described below; (ii) interest at a rate equal to 12% per annum until the Conversion Date paid semi-annually to the extent that the Holder would have received such amount had the Holder converted this Note and received its pro rata share of distributions by the Company to its members;
(iii) interest at a rate equal to 7% per annum after the Conversion Date paid semi-annually in full; (iv) the full repayment of the outstanding principal balance of all of the Loans on the Maturity Date; (v) receive as an additional amount the amount of the Holder's pro rata share of distributions by the Company to its members (computed as if the Holder converted this Note immediately prior to such distributions) less the 12% interest actually paid; and (vi) the enjoyment of all rights and benefits, except as otherwise specified below, of a member in the Company on or prior to the Conversion Date (as hereinafter defined); (b) the payment obligations of the Company under this Note are subordinate to the Senior Debt (as hereinafter defined);
(c) that the Holder has an obligation to loan to the Company from time to time the Maximum Committed Amount (as hereinafter defined); (d) that unless the Conversion right is exercised, the accrued and unpaid interest on the Conversion Date will be payable on the Maturity Date; and (e) after the Conversion Date, the Company may prepay all or part of the Loans at any time without any penalty or premium.


          1.   Payments.
               --------

               (a) Principal of, and any accrued and unpaid interest on, each Loan shall be due and payable in full on the Maturity Date or, if earlier, the date upon which a Conversion Event (as hereinafter defined) is consummated.

               (b) Interest on each Loan shall accrue from the most recent Interest Payment Date of such Loan to which interest has been paid or, if no interest has been paid on such Loan, to but excluding the next Interest Payment Date, and shall be payable in arrears on each Interest Payment Date.

               (c) Notwithstanding any provision of this Note to the contrary, on or prior to the Conversion Date the Company shall only be required to make payments of interest if the Company distributes cash or property to the members in the Company during the period which such interest accrued and then only to the extent of the amount that the Holder would have received if the Holder had exercised the Conversion Right (as hereinafter defined) immediately prior to each such distribution, each such payment to be due and payable on the date as such distribution to the members in the Company. To the extent that the Company does not pay any accrued and unpaid interest on or prior to an Interest Payment Date, then such unpaid interest shall be recorded as accrued interest which is not required to be paid until the next distribution by the Company to its members or as otherwise provided herein; provided, that all accrued and unpaid interest on the Conversion Date
        --------
shall remain accrued and be due and payable in full on the Maturity Date. Nothing in this Section 1(c) shall be interpreted to mean that the Company is permitted to not pay interest on each Interest Payment Date from and after the Conversion Date.

               (d) All payments hereunder shall be made in lawful money of the United States and in immediately available funds. If any Interest Payment Date or the Maturity Date would fall on a day that is not a Business Day (as hereinafter defined), the payment due on such Interest Payment Date or Maturity Date will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or the Maturity Date, as the case may be. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of New York, New York.

               (e) The Company may not without the prior consent of the Holder prepay all or any part of the principal amount of any Loan evidenced by this Note on or prior to the Conversion Date. From and after the Conversion Date, the Company in its sole discretion shall have the right to prepay the principal amount of any and each Loan evidenced by this Note without premium or penalty. It is acknowledged and agreed that the Holder in its sole discretion shall have the right to convert all, but not less than all, of the aggregate principal amount and accrued and unpaid interest of the Loans evidenced by this Note into membership interests in the Company as provided in Section 3 hereof at any time on or prior to the Conversion Date.

               (f) The obligations of the Company to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, setoff, counterclaim, rescission, recoupment or adjustment
whatsoever other than a breach of or default hereunder by the Holder.   The
Company hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder.


          2.   Subordination of Indebtedness; Ranking of this Note.
               ---------------------------------------------------

               (a) The Company covenants and agrees, and the Holder, by accepting this Note, also covenants and agrees, that the indebtedness of the Company represented by this Note and the payment of principal and interest by the Company on each Loan evidenced by this Note shall be expressly subordinate in right of payment and subject to the prior payment or provision for payment in full of all claims of all other present and future creditors of the Company, except: (i) for Pari Passu Debt (as hereinafter defined), which shall rank pari passu in priority in payment and in all other respects with the Loans, (ii) claims which are the subject of subordination agreements, if any, which rank on the same priority as, or are junior to, the claim of the Holder under such subordination agreements, if any, and (iii) claims arising or incurred by the Company during the period that any Event of Default (as hereinafter defined) hereunder shall have occurred and be continuing.

               (b) Payment of principal and interest due on this Note may be made as long as there shall not have occurred and be continuing an event which constitutes an Event of Default as defined in any instrument, document or agreement evidencing any obligations with right of payment obligation senior to the Loans ("Senior Debt"). No payment on this Note shall be made
                      -----------
by the Company, if, at the time of such payment or after giving effect thereto, there shall have occurred and be continuing an event which constitutes an Event of Default as defined in any instrument, document or agreement evidencing the Senior Debt permitting the holder of Senior Debt to accelerate the maturity of the Senior Debt, and such Event of Default shall not have been cured or waived or shall not have ceased to exist.

               (c) Upon any distribution of the assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings, or upon any assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of the Company or otherwise: (i) the holders of the Senior Debt shall first be entitled to receive cash payment in full of the principal thereof and interest (whenever arising) due thereon, or provision shall be made for such payment in cash, before the Holder is entitled to receive any payment on account of the principal of, or interest on the indebtedness evidenced by this Note; (ii) any payment by, or distribution of the assets of, the Company of any kind or character, whether in cash, property or securities, to which the Holder would be entitled, except for the provisions of this Section 2, shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holder of Senior Debt or its agent or other representative, to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution (or provision therefor) to the holder of such Senior Debt; and
(iii) in the event that, notwithstanding the foregoing, any payment by, or distribution of the assets of, the Company of any kind or character, whether in cash, property or securities shall be received by the Holder before all Senior Debt is paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over to the holder of, such Senior Debt or its agent or representative, for application to the payment of all Senior Debt remaining unpaid until all such Senior Debt shall have been paid in full in cash, after giving effect to any concurrent payment or distribution (or provision therefor) to the holder of such Senior Debt.

               (d) Subject to the cash payment in full of all Senior Debt, the holder of this Note shall be subrogated to the rights of the holder of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until all amounts owing on each Loan evidenced by this Note shall be paid in full, and, as between the Company, its creditors, other than the holders of Senior Debt, and the Holder, no such payment or distribution made to the holder of Senior Debt by virtue of this Section 2 which otherwise would have been made to the Holder shall be deemed to be a payment by the Company on account of this Note.

               (e) Nothing contained in this Note is intended to or shall impair, as between the Company, its creditors, other than the holder of Senior Debt, and the Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Holder the aggregate principal of and accrued and unpaid interest on each Loan evidenced by this Note as and when the same shall become due and payable in accordance with its terms, or affect the relative rights of the Holder and the creditors of the Company, other than the holders of Senior Debt, nor shall anything herein or therein prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Note of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

               (f) Upon any payment or distribution of assets of the Company referred to in this Note, the Holder shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending, or upon a certificate of the liquidating trustee or agent or other person making any payment or distribution to the Holder for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holder of the Senior Debt and any other Indebtedness of the Company, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Note.

               (g) With or without notice to or further assent from the Holder, any holder of Senior Debt may at any time or from time to time, in its discretion, either prior to or after any default on the part of the Company, extend or change any of the terms of the Senior Debt, waive any default, modify, rescind, or waive any provision of any related agreement or collateral undertaking, release, exchange, fail to resort to or realize upon any collateral security or any part thereof available to it for the Senior Debt, and generally deal with the Company in such manner as such holder of Senior Debt may see fit without impairing or affecting its rights and remedies under this Note. The Holder, by accepting this Note, waives any and all notice of the receipt of acceptance of the terms of subordination contained herein by any holder of Senior Debt and other creation, renewal, extension or accrual of any of the Senior Debt.

               (h) The Company, for itself, its successors and assigns, covenants and agrees that all indebtedness of the Company evidenced by this Note (including, without limitation, the payment of the principal of and accrued and unpaid interest on each Loan) is senior in right of payment to the payment of all Junior Debt (as hereinafter defined).

               (i) Subject to the rights of the holders of the Senior Debt, the Company covenants and agrees to use its best efforts to cause any current holder of Junior Debt and to cause any future holder of Junior Debt to execute such subordination agreements, instruments or waivers as may be necessary to reflect the terms set forth herein.

               (j) Upon an Event of Default (as hereinafter defined), until the payment in full of all amounts of principal of and interest on the Loans, and all other amounts due and owing under this Note, no payment may be made with respect to the principal of or interest on other amounts owing with respect to any Junior Debt or any membership interest in the Company, or in respect of any redemption, retirement purchase or other acquisition thereof except as provided herein.

               (k) Upon any payment or distribution of the assets of the Company to creditors upon dissolution, total or partial liquidation or reorganization of or similar proceeding relating to the Company, the Holder of this Note will be entitled to receive payment in full of the entire principal amount and all accrued interest on the Loans before any holder of Junior Debt is entitled to receive any payment.

               (l) Nothing in this Section 2 shall be interpreted to prohibit, prevent or delay the issuance of the membership interest in the Company represented by the Conversion Amount (as hereinafter defined) to the Holder on the Conversion Date upon the exercise of the Holder of the Conversion Right.


          3.   Conversion of this Note into Membership Interests.
               -------------------------------------------------

               (a)  The Holder shall have the right (the "Conversion Right")
                                                          ----------------
at any time prior to the date that is two (2) years and thirty (30) days after the date that this Note is executed and delivered free and clear from any escrow conditions, or if such date is not a Business Day, then the first Business Day immediately following such date (the "Conversion Date"), on the
                                                   ---------------
terms set forth in this Section 3, to convert all, but not less than all, of the outstanding principal balance and accrued and unpaid interest on the Loans evidenced by this Note into a membership interest in the Company equal to fifty-eight and sixty-nine one hundredths (58.69%) percent of the aggregate membership interest in the Company (including the membership interest (equal to a 1% Percentage Membership Interest) in the Company held by the Holder on the date hereof), subject to the adjustment hereinafter provided (the "Conversion Amount").
               -----------------

                    (b) To exercise the Conversion Right the Holder shall, on or prior to the Conversion Date: (i) deliver a notice to the effect that the Holder is exercising the Conversion Right (the "Conversion Notice") to
                                                    -----------------
the Company at its office at 680 Fifth Avenue, New York, New York 10022,
Attention: The Chairman, or at such other place as is designated in a notice by the Company to the Holder; and (ii) pay by wire transfer of immediately available funds an amount equal to SIX MILLION FIVE HUNDRED THOUSAND and 00/100 ($6,500,000.00) DOLLARS less the aggregate outstanding principal amount of the Committed Loans (as hereinafter defined) evidenced by this Note, if any (the "Conversion Premium"). The Conversion Notice, once given,
                   ------------------
shall be irrevocable; provided, however, that a Conversion Notice given after
                      --------  -------
notice of a proposed Conversion Event may be made expressly conditional upon the consummation of such Conversion Event, in which event the Conversion Right shall be deemed to have been exercised if and only if such Conversion Event is actually consummated.

                    (c) Upon exercise of the Conversion Right (or in the case of the exercise of a Conversion Right made expressly conditional upon the occurrence of a Conversion Event, immediately prior the consummation of such Conversion Event), the Holder shall be admitted as a member in the Company in accordance with the LLC Agreement (as hereinafter defined) with a Percentage Membership Interest equal to the Conversion Amount and the books and records of the Company shall so reflect the conversion of this Note into such membership interest. Promptly, but not later than two (2) Business Days after the exercise of the Conversion Right (or in the case of the exercise of a Conversion Right made expressly conditional upon the occurrence of a Conversion Event immediately prior to the consummation of such Conversion Event) the Company shall provide a written notice to the Holder stating that the Holder has been so admitted as a member in the Company with a membership interest in the Company equal to (or an increase of its membership interest by an amount equal to) such Percentage Membership Interest.

               (d) The Company covenants and agrees that the membership interest in the Company to be issued to the Holder by the exercise of the Conversion Right shall be validly issued, fully paid, non-accessible and free and clear of any Liens (as hereinafter defined) but such membership interest shall be subject to the terms and provisions of the LLC Agreement.

               (e) The issuance of the membership interest in the Company represented by the Conversion Amount and the delivery of certificates or other instruments representing such, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate or instrument unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.


          4.   Adjustments to the Conversion Amount.
               ------------------------------------



               (a) The Holder shall at all times on or prior to the Conversion Date have the right, but not the obligation, to purchase Additional Interests (as defined by the LLC Agreement) offered to the Members in the Company pursuant to the terms and provisions of Section 11 of the LLC Agreement as if the Holder had exercised the Conversion Right immediately prior to such offer. The Holder, in its sole discretion, may purchase Additional Interests by paying to the Company as a capital contribution the aggregate amount of the Necessary Funds (as defined by the LLC Agreement) attributable to such Additional Interests or by making a Loan for the amount of Necessary Funds represented by such Additional Interests which loan will be evidenced by this Note, in which case, the stated principal amount of this Note shall be increased by such amount. Any Additional Interests purchased by the Holder by making a Loan shall, in the case of Additional Subscription Interests (as defined by the LLC Agreement) increase the Percentage Membership Interest represented by the Conversion Amount which the Holder shall acquire upon exercise of the Conversion Right, and, in the case of Additional Interests which are not Additional Subscription Interests, prevent the fair market dilution of the Percentage Membership Interest represented by the Conversion Amount pursuant to the provisions of Section 11 of the LLC Agreement. If the Holder does not purchase its pro rata share of Additional Interests offered to the Members (such amount being determined as if the Holder had exercised the Conversion Right immediately prior to the Capital Call Notice (as defined by the LLC Agreement) applicable to such offer), then the Conversion Amount shall be diluted to the same extent provided in Section 11(f) of the LLC Agreement, computed as if the Base Percentage Interest (as defined by the LLC Agreement) of the Holder was the Percentage Membership Interest represented by the Conversion Amount as of the time immediately prior to the applicable Capital Call Notice.

               (b) In the event that the Holder pays for Additional Interests by contributing cash to the capital of the Company, the Holder shall be admitted as a member in the Company or if the Holder had previously so purchased Additional Interests than the Percentage Membership Interest of the Holder shall be adjusted in accordance with the terms and provisions of
Section 11 of the LLC Agreement.


          5.   Covenants.
               ---------

               The Company covenants and agrees with the Holder that, so long as any amount remains unpaid on the Notes, unless the prior written consent of the Holder is obtained:

               (a) On or prior to the Conversion Date, the Company shall provide a statement indicating the amount, type and date of each distribution by the Company to the members on or prior to the date of such distribution; and

               (b) The Company shall provide a notice to the Holder of each proposed Conversion Event at least 15 Business Days prior to the earliest proposed closing date of such Conversion Event.


          6.   Events of Default.
               -----------------

          The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):
                      ----------------

          (a) At any time while any indebtedness under this Note remains unpaid:

                (i) A default in the payment of the principal on any Loan, when and as the same shall become due and payable.

               (ii) A default in the payment of any interest on any Loan, when and as the same shall become due and payable, which default shall continue for ten business days after the date fixed for the making of such interest payment.

              (iii) The entry of a decree or order by a court having jurisdiction adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company or any Subsidiary of a voluntary case under federal bankruptcy law (a "Voluntary Bankruptcy"), as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary in furtherance of any such action; provided, however, that it shall not be an Event of Default if on or prior to the Conversion Date any manager of the Board of Managers of the Company elected or designated by the Holder votes in favor of, or consents to, any such Voluntary Bankruptcy.

          (b) At any time after the Conversion Date while any indebtedness under this Note remains unpaid:

                    (i) The sale or transfer by the Company or any Subsidiary (as hereinafter defined), whether in one transaction or a series of transactions, of all or substantially all of their respective business, whether accomplished by an issuance or transfer of the membership interests in the Company, equity interests or assets thereof, or any change in control thereof, or by lease, license, franchise, contract, merger, consolidation, reorganization, dissolution, liquidation, foreclosure, by operation of law or otherwise;


                   (ii) The failure of the Company to own, beneficially and of record, one hundred percent (100%) of the membership interests in each Subsidiary;

                  (iii) A default in the performance, or a breach, of any other covenant or agreement of the Company in this Note and continuance of such default or breach for a period of 30 days after receipt of notice from the Holder as to such breach or after the Company had or should have had knowledge of such breach;

                   (iv) (A) Any event or transaction which, directly or indirectly, results in Veritech not having the unrestricted power to manage the business and affairs of the Company; (B) any Syndication (as defined by the LLC Agreement) by Veritech which would not be a Permitted Transfer (as defined by the LLC Agreement);

                    (v) (A) Any failure of the Company or any Subsidiary to pay any indebtedness for borrowed money or otherwise or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) if such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness, or (B) any other breach of, or default under, any agreement or instrument relating to any such indebtedness, if any such breach or default shall continue after the applicable grace period, if any, specified in such agreement or instrument; and

                   (vi) Any event or transaction which would constitute a Conversion Event.

          7.   Remedies Upon Default.
               ---------------------

               (a)  Upon the occurrence of an Event of Default referred to in
Section 6(a) above the principal amount then outstanding of, and the accrued interest on, each Loan evidenced by this Note shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company. Upon the occurrence of any other Event of Default, the Holder, by notice in writing given to the Company, may declare the entire principal amount then outstanding of, and the accrued interest on and, each Loan evidenced by this Note to be due and payable immediately, and upon any such declaration the same shall become and be due and payable immediately, without presentation, demand, protest or other formalities of any kind, all of which are expressly waived by the Company.

                    (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.


          8.   Obligation of the Holder to Make Committed Loans.
               ------------------------------------------------

               (a) Subject to fulfillment of the conditions precedent set forth in Section 10 hereof, the Holder agrees from time to time, on the terms and conditions of this Note, to make loans (each, a "Committed Loan") to the
                                                     --------------
Company, from and including the date hereof to but excluding the earlier of the date the Holder exercises the Conversion Right or the Conversion Date (the "Committed Loan Period") in an aggregate principal amount at any one
      ---------------------
time outstanding up to but not exceeding the maximum committed amount of SIX MILLION AND FIVE HUNDRED THOUSAND and 00/100 ($6,500,000) DOLLARS (the "Maximum Committed Amount"). It is acknowledged and agreed that prior to the
 ------------------------
execution and delivery of this Note, the Holder (or its Affiliates) had previously loaned or advanced to an Affiliate of the Company the aggregate amount of $625,000 (collectively, the "Interim Loans") and that the Company
                                       -------------
had assumed the obligations of such loans contingent upon such loans being modified to be a Committed Loan hereunder. Accordingly, on the date that this Note is executed and delivered free and clear from any escrow conditions, the Holder shall cancel and return the promissory notes evidencing the Interim Loans to the Company and the Company shall endorse the Schedule to reflect a Committed Loan by the Holder in the aggregate principal amount of the Interim Loans, which amount shall reduce the Maximum Committed Amount.

               (b) In addition to the foregoing, the Holder may from time to time in its sole discretion, on the terms and conditions of this Note, make loans (each, an "Uncommitted Loan") to the Company (and the Company by the
                 ----------------
execution and delivery of this Note hereby agrees to so borrow such funds and endorse the Schedule to record each such Loan) during the period from and including the date hereof to and including the Conversion Date to pay for any Additional Interests as provided above. The principal amount of any Uncommitted Loans will not reduce the Maximum Committed Amount.


          9.   Procedure for Borrowing.
               -----------------------

               (a) The Company may request a borrowing of a Committed Loan hereunder, on any Business Day during the Committed Loan Period, by delivering to the Holder an irrevocable written notice requesting such borrowing (a "Funding Notice"), which notice shall state the amount to be
              --------------
borrowed (which shall be not less than lesser of $500,000.00 or the then unborrowed amount of the Maximum Committed Amount), signed by a duly authorized Veritech Designee (as defined by the LLC Agreement), specify the requested funding date (the "Funding Date") which date shall not be earlier
                             ------------
than three (3) nor later than ten (10) Business Days after the date such request is delivered to the Holder and provide a schedule of the intended use of the proceeds of such Committed Loan.

               (b)  Upon the Company's request for a borrowing pursuant to
Section 9(a) hereof, the Holder shall, assuming all conditions precedent set forth in Section 10 hereof and have been met and provided no Event of Default shall have occurred and be continuing, make a Committed Loan to the Company on the requested Funding Date in the amount so requested.

          10.  Conditions to Holder Making Any Committed Loans.  The making
               -----------------------------------------------
of each Committed Loan to the Company on any Business Day is subject to the satisfaction of the following conditions precedent, both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof:

               (a) That no Event of Default shall have occurred and be continuing;

               (b) On the date that the Company delivers a Funding Notice, the Company shall have reasonable expectation to promptly employ all of the proceeds from the applicable Committed Loan for expenditures by the Company in accordance with the Section 9 (Governance) of the LLC Agreement.

               (c) That the amount requested for each Committed Loan shall be an amount not less than the lesser of (x) $500,000 or (y) the then unborrowed amount of the Maximum Committed Amount and, except for the last Committed Loan, be in multiples of $500,000.

               (d) That there is no breach of, or default under, the LLC Agreement by the Company or any Member which has occurred and is continuing, in each case, other than a breach or default caused by the Holder.

               11.  Payment of Excess Amounts.
                    -------------------------

               It is intended that the Company be obligated to pay as an additional amount to the Holder the excess of the amount, if any, which the Holder would have received if the Holder exercised its Conversion Right less the amount of accrued interest which the Company has actually paid to the Holder. To effectuate such intent, the Company hereby agrees to pay to the Holder as an additional amount due and payable hereunder the amount (the "Excess Amount") of the excess, if any, of (x) the amount of distributions
 -------------
actually made to the members in the Company during any fiscal period that the Holder would have received had it exercised the Conversion Right and converted this Note into the Converted Amount immediately prior to such distribution less (y) the amount of accrued interest during such fiscal period on the Loans actually paid to RSI on or prior to the date of such distribution. The Excess Amount shall be due and payable by the Company on the date (and in the same form) as the distribution to the members in the Company.


          12.  Amendments, Waivers and Consents.
               --------------------------------

               (a) Any term, covenant, agreement or condition contained in this Note may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the consent in writing of the Holder.


          13.  Transfer.
               --------

               (a) This Note shall be binding upon the Company and its successors and assigns; provided, that on or prior to the Conversion Date the Holder shall not assign this Note without the consent of the Company.


          14.  Definitions.  For the purposes of this Agreement the following
               -----------
terms shall have the meaning ascribed thereto in this Section 14.

               (a)  "Affiliate" means with respect to any person: (i) any
                     ---------
person at the time directly or indirectly controlling, controlled by or under direct or indirect common control (whether by ownership of voting securities, contract or otherwise) with such person; and (ii) any executive officer, senior employee or director (or a person with similar responsibilities) of such person.

               (b)  "Conversion Event" shall mean (A) an initial public
                     ----------------
offering of the membership interests in (or other equity interest in or equity security of) the Company which is registered with the Securities and Exchange Commission under the provisions of the Act; provided, that not less
                                                      --------
than twenty percent (20%) of such interests (on a fully diluted basis after giving effect to the sale of such interests in such IPO) shall be issued in such offering (or any substantially similar transaction, including without limitation, the transfer of the Company's assets to a subsidiary and the sale of such subsidiary's stock in an offering of the type described in this subsection with respect to the Company), (B) any merger or consolidation or similar transaction of the Company with another entity other than a Subsidiary (as hereinafter defined), or (C) the sale or transfer of all or substantially all of the assets of the Company to any person or entity other than to a Subsidiary.

               (c)  "Junior Debt" means all future indebtedness of the
                     -----------
Company, if any, which by its terms is junior in right of payment to the indebtedness represented by this Note and any indebtedness of the Company to any of its members or any of their respective Affiliates, it being acknowledged that on the date hereof there is no Junior Debt of the Company.

               (d)  "Liens" means any lien, encumbrance, claim, charge or
                     -----
restriction on or with respect to the membership interests in the Company other than a lien, encumbrance, claim, charge or restriction imposed by this Agreement or which was granted in order to secure any obligation of the Company or any guaranty of any obligation of the Company at the request of the Company.

               (e)  "Pari Passu Debt" means any claims or indebtedness of the
                     ---------------
Company to any person or entity or any of its Affiliates that is or was a member in the Company.

               (f)  "Percentage Membership Interest" shall mean a percentage
                     ------------------------------
equal to the membership interest in the Company of the specified holder on the date of determination divided by the aggregate membership interests in the Company.

               (g)  "Subsidiary" shall mean OnSite Access LLC, a New York
                     ----------
limited liability company, and OnSite Access Local LLC, a New York limited liability company.


          15.  Miscellaneous.
               --------------

               (a)  Notices.  All notices given pursuant to this Note shall
                    -------
be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or overnight air courier guaranteeing next day delivery:

               (i)  if to the Company,
                    to the principal office of the Company:

                    680 Fifth Avenue
                    New York, NY  10022
                    Attention: The Chairman
                    Tel: (212) 324-1514
                    Fax: (212) 324-1550

                    with a copy to:
                    --------------
                    Herrick, Feinstein LLP
                    2 Park Avenue
                    New York, NY  10016
                    Attention:  Stephen M. Rathkopf, Esq.
                    Tel:  (212) 592-1400
                    Fax: (212) 889-7577

                    with a copy to:
                    --------------
                    Paul, Hastings, Janofsky & Walker LLP
                    399 Park Avenue, 30th Floor
                    New York, NY  10022
                    Attention:  Scott Wornow, Esq.
                    Tel:  (212) 318-6000
                    Fax:  (212) 319-4090

                    and

                    Pryor, Cashman, Sherman & Flynn
                    410 Park Avenue
                    New York, New York 10022
                    Attention:  Steven M. Rabinowitz, Esq.


               (ii) if to the Holder, to it at its address provided above or as the Holder shall designate to the Company in writing, such designation to be effective only upon receipt with a copy to Herrick, Feinstein LLP at the address set forth above.

              (iii) Except as otherwise provided in this Agreement, each such notice shall be deemed given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

               (b) All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in New York. The Company, by execution and delivery of this Note, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding; (ii) consent to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to such party by hand or by certified mail, delivered or addressed as set forth in this Section; and (iii) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

               (c)  Specific Performance and Injunctive Relief.  The parties
                    ------------------------------------------
recognize and acknowledge that their membership interests of the Company are closely held and that, accordingly, in the event of a breach or default by one or more of the parties hereto of the terms and conditions of this Note, the damages to the remaining parties to this Note, or any one or more of them, may be impossible to ascertain and such parties will not have an adequate remedy at law. In the event of : (i) any such breach or default in the performance of the terms and provisions of Section 11 hereof on or prior to the Conversion Date; or (ii) any breach or default by the Company of its obligation to issue or assign or transfer the Conversion Amount in accordance with Section 3 hereof, any party or parties thereof aggrieved thereby shall be entitled to institute and prosecute proceedings in any court of competent jurisdiction, either at law or in equity, to enforce the specific performance of the terms and conditions of this Note, to enjoin further violations of the provisions of this Agreement and/or to obtain damages. Such remedies shall however be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or at law (including the right to retain a Deposit as partial "liquidated damages"). Each Member hereby waives any requirement for security or the posting of any bond or other surety and proof of damages in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief and further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                    (d)  Attorneys' Fees.  In any action or proceeding
                         ---------------
brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and all disbursements in addition to any other available remedy.

                    (e)  Severability.  If any provision of this Agreement or
                         ------------
the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law.

                    (f) This Note may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one agreement.

                    (g) Any word or term used in this Agreement in any form shall be masculine, feminine, neuter, singular or plural, as proper reading requires. The words "herein", "hereof", "hereby" or "hereto" shall refer to this Agreement unless otherwise expressly provided. Any reference herein to a Section or any exhibit or schedule shall be a reference to a Section of, and an exhibit or schedule to, this Agreement unless the context otherwise requires. Any reference herein to a "business day" shall mean a day in which the New York branch of the Federal Reserve Bank is open for business during its normal hours of operation.

                    (h) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (and upon surrender of this Note if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

                    (i) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

                    (j) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

                    (k) This Note has been negotiated and consummated in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law.


                    (The next page is the signature page)


          IN WITNESS WHEREOF, each of the Company and the Holder has caused this Note to be executed and dated the day and year first above written.


                                        THE COMPANY

                                        ONSITE VENTURES, L.L.C.

                                        By: _____________________
                                            Name:   Jon Halpern
                                            Title:  Manager


                                        THE HOLDER

                                        RSI-OSA HOLDINGS, INC.

                                        By: _____________________
                                            Name:   Scott Rechler
                                            Title:  President




SCHEDULE ATTACHED TO CONVERTIBLE SUBORDINATED LOAN AGREEMENT AND PROMISSORY
NOTE


           IN THE INITIAL MAXIMUM COMMITTED AMOUNT OF $6,500,000.00


                         FOR ONSITE VENTURES, L.L.C.



               Type of Loan
               Committed or                                Amount of                                       Endorsement
 Date          Uncommitted        Amount of Loan           Repayment           Total Outstanding             Made By

2/20/98         Committed            $625,000                                      $625,000
3/___/98        Committed            $350,000                                      $975,000
4/__/98         Committed            $150,000                                      $1,125,000
